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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 17, 2002

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                       TAX-ADVANTAGED SAVINGS PLAN OF POGO
                               PRODUCING COMPANY
             (Exact name of registrant as specified in its charter)


          DELAWARE                         1-7792                  74-1659398
(State or other jurisdiction      (Commission File Number)        (IRS Employer
      of incorporation)                                        Identification No.)


                          5 GREENWAY PLAZA, SUITE 2700
                            HOUSTON, TEXAS 77046-0504
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (713) 297-5000

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ITEM 4. CHANGE IN THE REGISTRANT'S CERTIFYING ACCOUNTANT

                  On May 17, 2002, the administrative board of the Tax Advantaged Savings Plan of Pogo Producing Company (the "Plan") determined to appoint PricewaterhouseCoopers LLP as the Plan's independent public accountants, replacing Arthur Andersen LLP, which the administrative board dismissed on the same date.

                  The audit reports of Arthur Andersen LLP on the financial statements of the Plan as of and for the fiscal years ended December 31, 1999 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

                  During the two most recent fiscal years of the Plan ended December 31, 2000 and the subsequent interim period to the date hereof, there were no disagreements between the administrative board of the Plan and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen LLP's satisfaction, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its reports.

                  None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of the Plan ended December 31, 2000 and the subsequent interim period to the date hereof.

                  During the two most recent fiscal years of the Plan ended December 31, 2000 and the subsequent interim period to the date hereof, neither the trustee nor the administrative board of the Plan consulted with PricewaterhouseCoopers LLP regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

              EXHIBIT NUMBER                                 DESCRIPTION
              --------------                                 -----------
                   16.1                     Letter from Arthur Andersen LLP to the Securities and Exchange
                                            Commission dated May 17, 2002



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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the trustee (or other persons who administer the employee benefit plan) have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TAX-ADVANTAGED SAVINGS PLAN OF
                                   POGO PRODUCING COMPANY



Date: May 17, 2002                 By:  /S/ JOHN O. MCCOY, JR.
                                      -----------------------------------------
                                            John O. McCoy, Jr.
                                            Member of the Administrative Board


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                                  EXHIBIT INDEX

 EXHIBIT NUMBER                  DESCRIPTION
 --------------                  -----------
      16.1              Letter from Arthur Andersen LLP to the Securities and Exchange
                        Commission dated May 17, 2002




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